UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(707) 687-9093

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

On September 17, 2024, the Board of Directors of EdgeMode, Inc., concluded after discussions with management that it is necessary to restate our (i) audited financial statements for the fiscal year ended December 31, 2023, which were included in our Annual Report on Form 10-K (the “2023 Annual Financial Statements”); and (ii) unaudited financial statements as of and for the six months ended June 30, 2024, which were included in our Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the “Second Quarter 2024 Financial Statements”).

Management has determined that the 2023 Annual Financial Statements, First Quarter 2024 Financial Statements and the Second Quarter 2024 Financial Statements do not give effect to stock options granted during the three months ended March 31, 2023, to purchase an aggregate of 5,000,000 shares of our common stock issued to a consultant, resulting in (i) approximately $230,000 understatement in operating expenses for the 2023 Annual Financial Statements. This error has a material impact on our statements of operations and statements of stockholders’ equity (deficit) for the fiscal year ended December 31, 2023, three months ended March 31, 2024 and three months ended June 30, 2024.

We will include any restated financial information in an amendment to our (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and (ii) Quarterly Report on Form 10-Q for the period ended June 30, 2024, which we intend to file as soon as practicable. As a result of the restatement adjustments, the First Quarter 2023 Financial Statements, the Second Quarter 2023 Financial Statements, the Third Quarter 2023 Financial Statements, the Annual Report Financial Statements, First Quarter 2024 Financial Statements and the Second Quarter 2024 Financial Statements as previously issued should no longer be relied upon.

These errors have been discussed with M&K CPAS, PLLC, our independent registered public accountant during the period covered by the Annual Report Financial Statements, First Quarter Financial Statements, and Second Quarter Financial Statements.  Our independent registered public accountant was provided a copy of the disclosures made herein and were given the opportunity, no later than the day of filing this Current Report on Form 8-K, to review those disclosures and provide us a letter stating whether or not they agree with those disclosures.  We will attach any letter we receive as an exhibit to an Amended Form 8-K within two business days of receipt.

As a result of this review, we have reviewed the effectiveness of our internal controls over financial reporting. We believe these errors were primarily due to deficiencies pertaining to insufficiently skilled personnel and a lack of human resources within our accounting and finance functions and deficiencies relating to insufficient analysis, documentation and review of the selection and application of GAAP to significant non-routine transactions, including the preparation of financial statement disclosures relating thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: September 24, 2024	By:	/s/ Charles Faulkner
	Name:	Charles Faulkner
	Title:	Chief Executive Officer

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